SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 30, 2002
                                                          -------------

                          Commission File Number 1-4311
                                                 ------


                                PALL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  New York                                   11-1541330
        ----------------------------                      ----------------
        (State or other jurisdiction                      (I.R.S. Employer
              of incorporation)                          Identification No.)


             2200 Northern Boulevard
                East Hills, New York                          11548
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)


                                  516-484-5400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

         The following press release of Pall Corporation is being filed pursuant to Rule 135c(d) under the Securities Act of 1933, as amended.






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



PALL CORPORATION                  NEWS RELEASE

                                  Pall Corporation
                                  2200 Northern Boulevard
                                  East Hills, NY  11548-1289 USA

                                  516.484.5400 phone
                                  516.484.3649 fax
                                  www.pall.com



PALL CORPORATION ANNOUNCES PROPOSED PRIVATE PLACEMENT

East Hills, NY (07/30/2002) -- Pall Corporation (NYSE:PLL) announced today that it intends to issue approximately $250,000,000 of unsecured senior notes in a private placement, subject to market and other conditions. All of Pall's active U.S. subsidiaries will fully and unconditionally guarantee Pall's obligations under the senior notes on an unsecured and unsubordinated basis.

Pall intends to apply the net proceeds of the offering toward the repayment of borrowings under a $360 million interim credit facility which was used to finance Pall's acquisition in April 2002 of the Filtration and Separations Group from United States Filter Corporation, an indirect wholly-owned subsidiary of Vivendi Environnement S.A.

The senior notes to be offered in the private placement have not been and will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.


Contact:
--------

John Adamovich, Pall Corporation
516.801.9808



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       PALL CORPORATION



                                       By:/s/ John Adamovich, Jr.
                                          -----------------------
                                              John Adamovich, Jr.
                                              Group Vice President, Treasurer
                                                 and Chief Financial Officer

Date:  July 30, 2002





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